                                                                   EXHIBIT 10.22


                            NOTE PURCHASE AGREEMENT


         THIS AGREEMENT ("Agreement") is made this 5th day of November 1998, between GOLF ONE INDUSTRIES, INC., a Delaware corporation (the "Company") and CAPITAL FUND LEASING, LLC, an Ohio limited liability company (the "Purchaser").

                                     RECITAL

         WHEREAS, the Company has authorized the issuance and sale of the Company's 15% Notes up to an aggregate principal amount of $2,000,000 having the terms set forth in Exhibit A attached hereto (the "Notes"); and

         WHEREAS, the Purchaser desires to purchase, and the Company desires to issue, the Notes on the terms set forth in this Agreement;

         NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained in this Agreement, the Company and the Purchaser agree as follows:

         1. PURCHASE AND SALE OF NOTES. Subject to the terms and conditions contained in this Agreement, at the First Closing and Second Closing (as hereinafter defined) the Purchaser shall purchase from the Company and the Company shall sell to the Purchaser the Notes in the amount of $2,000,000, which shall be payable via wire transfer to the Company's designated account (not later than the next business day after each Closing).

         2. CLOSING.

         2.1 Closing Dates. The closing of the purchased and sale of the Notes shall take place as follows: (i) with respect to the first $1,000,000, on or about November 5, 1998 (the "First Closing") and (ii) with respect to the second $1,000,000 on or about November 13, 1999 (the "Second Closing") or such other days as agreed to by the parties (the "Closing Dates").

         2.2 Items to be Delivered to Purchaser. The following shall be delivered by the Company to the Purchaser on each Closing Date:

                  (a) the Note in the amount of $1,000,000 purchased by the Purchaser;

                  (b) a legal opinion of counsel to the Company acceptable to the Purchaser;

                  (c) At the First Closing, a certificate of the secretary or an assistant secretary of the Company certifying (i) an attached complete and correct copy of its articles of incorporation, (ii) an attached complete and correct copy of its bylaws, and (iii) an attached complete and correct copy of resolutions duly adopted by its board of directors authorizing the execution, delivery and performance of this Agreement and the Notes;

                  (d) At the Second Closing, a Certificate of the Chief Financial Officer of the Company certifying that there has been no material adverse change in the Company's financial condition since the date of the First Closing; and

                  (e) At the Second Closing, a Certificate of the Company's Secretary certifying that there has been no changes made or contemplated to the Company's Certificate of Incorporation or Bylaws since the date of the First Closing.

         2.3 Items to be Delivered to the Company. On each Closing Date, the Purchaser shall deliver to the Company $1,000,000 by wire transfer to the account designated by the Company,

         3. REPRESENTATIONS AND WARRANTIES.

         3.1 Representations and Warranties of the Company. The Company represents and warrants that as of the date of this Agreement and as of the Closing Dates:

                  (a) Existence. The Company is a corporation duly organized and in good standing under the laws of the State of Delaware and is duly qualified to do business and is in good standing in all states where such qualification is necessary, except for those jurisdictions in which the failure to qualify would not, in the aggregate, have a material adverse effect on the Company's financial condition, results of operations or business.

                  (b) Authority. The execution and delivery by the Company of this Agreement and the Notes (i) are within the Company's corporate powers; (ii) are duly authorized by the Company's board of directors;
         (iii) are not in contravention of the terms of the Company's certificate of incorporation or bylaws; (iv) are not in contravention of any law or laws; (v) except for the filing of a Form D Notice with the Securities and Exchange Commission and any exemption filing related thereto which may be required pursuant to applicable state securities or "blue sky" laws, do not require any governmental consent, registration or approval; (vi) do not contravene any contractual or governmental restriction binding upon the Company; and (vii) will not result in the imposition of any lien, charge, security interest or encumbrance upon any property of the Company under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which the Company is a party or by which the Company or any of the Company's property may be bound or affected.

                  (c) Binding Effect. This Agreement and the Notes have been duly authorized, executed and delivered by the Company and constitute the valid and legally binding obligation of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (d) Capitalization. The authorized capital stock of the Company consists of 10,000,000 shares of Common Stock, per value $.0001 per share, 4,105,102 shares of which are issued and outstanding and 5,000,000 shares of Preferred Stock, par value $0.001 per share, of which the following Preferred Shares are authorized, issued and outstanding: Series B Convertible Preferred Stock authorized 750,750 shares, 572,649 shares issued and outstanding.

                  (e) Disclosure Documents. The Company has furnished the Purchaser with the following Disclosure Documents (the "Disclosure Documents"):

                           1) The Company's Registration Statement on Form SB-2 as filed with the Securities and Exchange Commission on May 27, 1998 (the "Registration Statement");

                           2) Confidential Disclosure Memorandum of the Company to the Purchaser dated as of the date hereof, supplementing and modifying certain of the information contained in the Registration Statement; and

                           3) The Company's Consolidated Statement of Operations for the five months ended August 31, 1998 and Consolidated Balance Sheet as of August 31, 1998 (the "Interim Financial Statements").

         Except as disclosed in the Disclosure Documents, since March 31, 1998 the Company has not incurred any material liability except in the ordinary course of its business consistent with past practice and there has not been any change in the business, financial condition or results of operations of the Company which has had a material adverse effect on the Company. The Financial Statements contained in the Registration Statement and the Interim Financial Statements are accurate, complete and have been prepared in accordance with the books and records of the Company and in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present (subject, in the case of the unaudited statements, to normal, recurring audit adjustments that are not material) the consolidated financial position of the Company as at the dates thereof and the consolidated results of its operations and cash flows for the periods then ended.

                  (f) Litigation. There is neither pending nor, to the Company's knowledge, threatened any action, suit, proceeding or claim, or any basis therefor, to which the Company is or may be named as a party or its property is or may be subject other than routine litigation in the ordinary course of business or which calls into question any of the transactions contemplated by this Agreement.

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                  (g) Securities Matters. Subject to the accuracy of the
         representations of the Purchaser set forth in Section 3.2 hereof, the offer, sale and issuance of the Notes as contemplated by this Agreement are exempt from the registration requirements of the Securities Act of 1933 as amended (the "Securities Act"). The Company has complied and will comply with all applicable state "blue sky" or securities laws in connection with the offer, sale and issuance of the Notes as contemplated by this Agreement.

         3.2 Representations and Warranties of the Purchaser. The Purchaser represents and warrants that as of the date of the execution of this Agreement:

                  (a) Authorization. This Agreement constitutes a valid and legally binding obligation of the Purchaser.

                  (b) Investment Representations. (i) The Purchaser has received and reviewed the Company's Disclosure Documents and the Purchaser or the Purchaser's designated representatives have concluded a satisfactory due diligence investigation of the Company and have had an opportunity to review the documents provided by the Company and to have all of their questions related thereto satisfactorily answered.

                           (ii) The Purchaser acknowledges that the Notes are
                  speculative and involve a high degree of risk and the Purchaser represents that it is able to sustain the loss of the entire amount of its investment.

                           (iii) The Purchaser (or its members and/or officers)
                  has previously invested in unregistered securities and has sufficient financial and investing expertise to evaluate and understand the risks of the Notes.

                           (iv) The Purchaser has received from the Company, and
                  is relying on, no representations or projections (except as set forth in this Agreement or the Disclosure Documents) with respect to the Company's business and prospects.

                           (v) The Purchaser is an "accredited investor" within
                  the meaning of Regulation D under the Securities Act.

                           (vi) The Purchaser is engaged, as a substantial part
                  of its business or operations, in purchasing or holding securities.

                           (vii) The Purchaser is acquiring the Notes for
                  investment purposes only without intent to distribute the same, and acknowledges that the Notes have not been registered under the Securities Act and applicable state securities laws, and accordingly, constitute "restricted securities" for purposes of the Securities Act and such state securities laws.

                           (viii) The Purchaser acknowledges that it will not be
                  able to transfer the Notes except upon compliance with the registration requirements of the Securities Act and applicable state securities laws or exemptions therefrom.

                           (ix) The certificates and/or instruments evidencing
                  The Notes will contain a legend to the foregoing effect.

         4. MERCHANDISE CREDIT. Purchaser and/or its designees shall be entitled to a credit in the amount of $10,000 for the purchase from the Company of any Gary Player golf equipment at any time after the First Closing and Second Closing have occurred.

         5. MISCELLANEOUS.

         5.1 Confidentiality. (a) The Purchaser agrees to keep confidential any and all non-public information delivered or made available to the Purchaser by the Company except for disclosures, as necessary, made by the Purchaser to the Purchaser's officers, directors, employees, agents, counsel and accountants each of whom shall be notified by the Purchaser of this confidentiality covenant and for whom the Purchaser shall be liable in the event of any breach of this covenant by any such individual or individuals; provided, however, that nothing herein shall prevent the Purchaser from disclosing such information (a) upon the order of any court or administrative agency, (b) upon the request or demand of any regulatory agency or authority having jurisdiction over the Purchaser, (c) which has been publicly disclosed or (d) to any of its members provided that any such members agree in writing (with a copy provided to the Company) to be bound by confidentiality provisions in form and substance substantially as are contained herein. In the event of a mandatory disclosure as described in clause
(a) and/or (b) of the preceding sentence, the Purchaser shall promptly notify the Company in writing of any applicable order, request or demand for such information, cooperate with the Company if and to the extent that the Company elects to seek an appropriate protective order or other relief from such order, request, or demand, and disclose only the minimal amount of information ultimately required to be disclosed. The Purchaser shall not use for its own benefit, nor permit any other person to use for such person's benefit, any of the Company's non-public information including, without limitation, in connection with the purchase and/or sale of the Company's securities.

                  (b) The Company shall in no event disclose non-public information to the Purchaser, advisors to or representatives of the Purchaser unless prior to disclosure of such information the Company marks such information as "Non-Public Information-Confidential" and provides the Purchaser, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Purchaser's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Purchaser.

                  (c) Nothing herein shall require the Company to disclose non-public information to the Purchaser or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any Purchasers who purchase stock in the Company in a public offering, to money managers or to securities analysts.

         5.2 Legends. To the extent applicable, each note, certificate or other document evidencing the Notes to be purchased and sold pursuant to this Agreement shall be endorsed with the legends set forth below, and the Purchaser on behalf of itself and each holder of the Notes covenants that, except to the extent such restrictions are waived by the Company, it shall not transfer the Notes without complying with the restrictions on transfer described in the legends endorsed on such note or certificate:

                  (a) The following legend under the Securities Act:

                  "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (b) If required by the authorities of any state in connection with the issuance or sale of the Note, the legend required by such state authority.

         5.3 Costs and Expenses. The Company shall reimburse Purchaser for its reasonable legal fees and expenses in connection with the purchase of the Notes up to a maximum of $6,000. The Company shall be responsible for all of its fees and expenses in connection with this transaction.

         5.4 Assignability; Successors. The provisions of this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of the parties hereto.

         5.5 Survival. All agreements, covenants, representations and warranties made by the Company or by the Purchaser herein shall survive the execution and delivery of this Agreement.

         5.6 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

         5.7 Counterparts: Headings. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. The descriptive headings in this Agreement are inserted for convenience of reference only and shall not affect the construction of this Agreement.

         5.8 Entire Agreement, Amendments. This Agreement and the Exhibits contain the entire understanding of the parties with respect to the subject matter hereof, and supersede all other representations and understandings oral or written, with respect to the subject matter hereof. No amendment, modification, alteration, or waiver of the terms of this Agreement or consent required under the terms of this Agreement shall be effective unless made in a writing, which makes specific reference to this Agreement and which has been signed by the Company and the Purchaser. Any such amendment, modification, alteration, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         5.9 Notices. All communications or notices required or permitted by this Agreement shall be in writing and shall be deemed to have been given or made when delivered in hand, deposited in the mail, or sent by facsimile, with confirmation (if sent by facsimile on a non-business day, receipt shall be deemed to have occurred on the next succeeding business day). Communications or notices shall be delivered personally or by certified or registered mail, postage, or by facsimile and addressed as follows, unless and until either of such parties notifies the other in accordance with this Section of a change of address:

           if to the Company:      Golf One Industries, Inc.
                                   2811 Airpark Drive
                                   Santa Maria, California 93455
                                   Att: Secretary
                                   Tel: (805) 346-1600
                                   Fax: (805) 348-0104
           with copies to:         Gallagher, Briody & Butler
                                   212 Carnegie Center, Suite 402
                                   Princeton, New Jersey 08540
                                   Att: Thomas P. Gallagher
                                   Tel: (609) 452-6000
                                   Fax. (609) 452-0090
           if to the Purchaser:    Capital Fund Leasing, LLC
                                   9140 Ravenna, Road, Unit 2
                                   Twinsburg, Ohio 44087
                                   Att: James A. Capwill
                                   Tel: 330-425-7555
                                   Fax: 330-425-7486
         with copies to:           Jacobs & Associates
                                   33595 Bainbridge Road, Suite 201
                                   Solon, Ohio 44139
                                   Att: David W. Abbuhl
                                   Tel: (440) 349-3301
                                   Fax: (440) 349-3382

         5.10 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         5.11 Maximum Interest. It is expressly stipulated and agreed to be the intent of the Company and the Purchaser at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Purchaser to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of the Note results in the Company's having paid any interest in excess of that permitted by law, then it is the Company's and the Purchaser's express intent that all excess cash amounts theretofore collected by Purchaser be credited on the principal balance of the Note (or if the Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Agreement immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of the Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Purchaser does not intend to collect any unearned interest in the event of acceleration.

         IN WITNESS WHEREOF, This Agreement has been duly executed as of the day and year first above written.


                               GOLF ONE INDUSTRIES, INC.


                               By: /s/ Alfonso J. Cervantes
                                   ----------------------------------------
                                   Alfonso J. Cervantes
                                   President and Chief Execute Officer


                               CAPITAL FUND LEASING INC.

                               By.  ___________________________________
                                    Name: James A. Capwill
                                    Title:  Managing Member

                                                                       EXHIBIT A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.



No. ____                                                          _______ , 1998

                            GOLF ONE INDUSTRIES, INC.
                                    15% NOTE



         FOR VALUE RECEIVED, Golf One Industries, Inc., a Delaware corporation (the "Company") hereby promises to pay to the order __________ of _______ having an address at ________ (the "Holder"), or registered assigns, the principal sum of One Million Dollars ($1,000,000.00), and to pay interest from the date hereof on the principal sum at the rate of 15% per annum based on a 365-day year, such interest to accrue from the date hereof. The principal and accrued interest shall be paid in full on or before the earlier of (i) the closing of the Company's initial public offering of common stock or (ii) December 31, 1998 (the "Maturity Date").

         This Note is one of an authorized issue of $2,000,000 aggregate amount of 15% Notes of the Company (collectively, the "Notes") issued pursuant to a Note Purchase Agreement dated as of November , 1998 between the Company and the Holder (the "Note Purchase Agreement"). The Holder of this Note is entitled to the benefits of the Note Purchase Agreement and to enforce the agreements of the Company contained therein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Note Purchase Agreement. All payments shall be paid in lawful money of the United States of America at the principal office of the Holder or at such other place as the Holder may designate from time to time in writing to the Company.

         1. PREPAYMENT. The Company may prepay and redeem the Notes, at the election of the Company, upon not less than 10 days' notice, at any time as a whole only and not in part, at a price equal to the outstanding principal of the Notes together with accrued interest to the redemption date.

         2. [INTENTIONALLY OMITTED]

         3. REGISTRATION. The Company shall maintain at its principal office a register of the Notes and shall record therein the names and addresses of the registered holders of the Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of Notes. No transfer of a Note shall be valid unless the registered holder or his or its duly appointed attorney request such transfer to be made on such register, upon surrender thereof for exchange as hereinafter provided, accompanied by an instrument in writing, in form and execution reasonably satisfactory to the Company. Each Note issued hereunder, whether originally or upon transfer, exchange or replacement of a Note, shall be registered on the date of execution thereof by the Company. The registered holder of a Note shall be that person or entity in whose name the Note has been so registered by the Company. A registered holder shall be deemed the owner of a Note for all purposes, and the Company shall not be affected by any notice to the contrary.

         4. TRANSFER AND EXCHANGE. Subject to compliance with the restrictions on transfer set forth in the Note Purchase Agreement, the registered holder of any Note or Notes may, prior to maturity, surrender such Note or Notes at the principal office of the Company for transfer or exchange. Within a reasonable time after notice to the Company from a registered holder of its intention to make such exchange and without expense (other than applicable transfer taxes, if any) to such registered holder, the Company shall issue in exchange therefor another Note or Notes dated the date to which interest has been paid on, and for the unpaid principal amount of, the Note or Notes so surrendered, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Subject to the restrictions on transfer set forth in the Note Purchase Agreement, each new Note shall be made payable to such person or entity, as the registered holder of such surrendered Note or Notes may designate. Notes issued upon any transfer or exchange shall be only in authorized denominations, which shall be $20,000.

         5. REPLACEMENT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, if requested by the Company in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor, in the amount of the unpaid principal of such Note, and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note.

         6. DEFAULT. The Company shall be in default under this Note upon the occurrence of: (i) any of the events specified in Section 6(a) hereof and the failure to cure such default within five (5) days after receipt of written notice thereof from the Holder; (ii) any of the events specified in Section 6(b) hereof and the failure to cure such default within ten (10) days after receipt of written notice thereof from the Holder; or (iii) any of the events specified in Section 6(c) hereof (any of the foregoing being an "Event of Default"):

                  (a) Failure to make any principal or interest payment required under this Note on the due date of such payment;

                  (b) Any material default, breach or misrepresentation shall occur under the terms and provisions of the Note Purchase Agreement; or

                  (c) Insolvency of, business failure of, or an assignment for the benefit of creditors by or the filing of a petition under bankruptcy, insolvency or debtor's relief law, or for any readjustment of indebtedness, composition or extension by the Company, or commenced against the Company which is not discharged within sixty (60) days.

         7. LATE FEES. If the principal balance and accrued interest on this Note are not paid in full at the Maturity Date, then the Company shall immediately upon demand pay to the holder a late charge equal to ten percent (10%) of the entire amount of principal and/or accrued interest unpaid as of the Maturity Date. If the principal balance and accrued interest on this Note are not paid in full before March 31, 1999, then the Company shall immediately upon demand pay to the Holder an additional late charge equal to ten percent (10%) of the entire amount of principal and/or accrued interest unpaid as of March 30, 1999. Such late fees shall be paid regardless of whether this Note has been, or could be, declared in default and shall be in addition to all other remedies available to the Holder.

         8. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of
Default:

                  (a) specified in clause (c) of Section 6, then the Note shall be automatically accelerated and immediately due and payable at the option of Holder, without notice or demand, and said amount shall accrue interest from the date of default at the rate of seventeen percent (17%) per annum;

                  (b) specified in clauses (a) or (b) of Section 6, then the Holder may declare the note immediately accelerated, due and payable and said amount shall accrue interest from the date of default at the rate of seventeen percent (17%) per annum; and

                  (c) the Holder shall have all of the rights and remedies, at law and in equity, by statute or otherwise, and no remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise.

         9. CHANGES; PARTIES. This note can only be changed by an agreement in writing signed by the Company and the Holder. This Note shall inure to the benefit of and be binding upon the Company and the Holder and their respective successors and assigns.

         10. WAIVER OF PRESENTMENT. The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

         11. MAXIMUM RATE OF INTEREST. It is expressly stipulated and agreed to be the intent of the Company and Holder at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Holder to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of this Note or the indebtedness hereunder or if any prepayment by the Company results in the Company's having paid any interest in excess of that permitted by law, then it is the Company's and Holder's express intent that all excess cash amounts theretofore collected by Holder be credited on the principal balance of this Note (or if this Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to collect any unearned interest in the event of acceleration.

         12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year set forth above.

                                       GOLF ONE INDUSTRIES, INC.

                                       By:
                                           Alfonso J. Cervantes
                                           President and Chief Executive Officer

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

No. 1                                                          November 5, 1998

                            GOLF ONE INDUSTRIES, INC.
                                    15% NOTE

         FOR VALUE RECEIVED, Golf One Industries, Inc., a Delaware corporation (the "Company") hereby promises to pay to the order of Capital Fund Leasing, LLC having an address at 9140 Ravenna Road, Twinsburg, Ohio 44087 (the "Holder"), or registered assigns, the principal sum of One Million Dollars ($1,000,000.00), and to pay interest from the date hereof on the principal sum at the rate of 15% per annum based on a 365-day year, such interest to accrue from the date hereof. The principal and accrued interest shall be paid in full on or before the earlier of (i) the closing of the Company's initial public offering of common stock or (ii) December 31, 1998 (the "Maturity Date").

         This Note is one of an authorized issue of $2,000,000 aggregate amount of 15% Notes of the Company (collectively, the "Notes") issued pursuant to a Note Purchase Agreement dated as of November 5, 1998 between the Company and the Holder (the "Note Purchase Agreement"). The Holder of this Note is entitled to the benefits of the Note Purchase Agreement and to enforce the agreements of the Company contained therein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Note Purchase Agreement. All payments shall be paid in lawful money of the United States of America at the principal office of the Holder or at such other place as the Holder may designate from time to time in writing to the Company.

         1. PREPAYMENT. The Company may prepay and redeem the Notes, at the election of the Company, upon not less than 10 days' notice, at any time as a whole only and not in part, at a price equal to the outstanding principal of the Notes together with accrued interest to the redemption date.

         2. [INTENTIONALLY OMITTED]

         3. REGISTRATION. The Company shall maintain at its principal office a register of the Notes and shall record therein the names and addresses of the registered holders of the Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of Notes. No transfer of a Note shall be valid unless the registered holder or his or its duly appointed attorney request such transfer to be made on such register, upon surrender thereof for exchange as hereinafter provided, accompanied by an instrument in writing, in form and execution reasonably satisfactory to the Company. Each Note issued hereunder, whether originally or upon transfer, exchange or replacement of a Note, shall be registered on the date of execution thereof by the Company. The registered holder of a Note shall be that person or entity in whose name the Note has been so registered by the Company. A registered holder shall be deemed the owner of a Note for all purposes, and the Company shall not be affected by any notice to the contrary.

         4. TRANSFER AND EXCHANGE. Subject to compliance with the restrictions on transfer set forth in the Note Purchase Agreement, the registered holder of any Note or Notes may, prior to maturity, surrender such Note or Notes at the principal office of the Company for transfer or exchange. Within a reasonable time after notice to the Company from a registered holder of its intention to make such exchange and without expense (other than applicable transfer taxes, if any) to such registered holder, the Company shall issue in exchange therefor another Note or Notes dated the date to which interest has been paid on, and for the unpaid principal amount of, the Note or Notes so surrendered, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Subject to the restrictions on transfer set forth in the Note Purchase Agreement, each new Note shall be made payable to such person or entity, as the registered holder of such surrendered Note or Notes may designate. Notes issued upon any transfer or exchange shall be only in authorized denominations, which shall be $20,000,

         5. REPLACEMENT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, if requested by the Company in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the can of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor, in the amount of the unpaid principal of such Note, and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note.

         6. DEFAULT. The Company shall be in default under this Note upon the occurrence of: (i) any of the events specified in Section 6(a) hereof and the failure to cure such default within five (5) days after receipt of written notice thereof from the Holder; (ii) any of the events specified in Section 6(b) hereof and the failure to cure such default within ten (10) days after receipt of written notice thereof from the Holder; or (iii) any of the events specified in Section 6(c) hereof (any of the foregoing being an "Event of Default"):

                  (a) Failure to make any principal or interest payment required under this Note on the due date of such payment;

                  (b) Any material default, breach or misrepresentation shall occur under the terms and provisions of the Note Purchase Agreement; or

                  (c) Insolvency of, business failure of, or an assignment for the benefit of creditors by or the filing of a petition under bankruptcy, insolvency or debtor's relief law, or for any readjustment of indebtedness, composition or extension by the Company, or commenced against the Company which is not discharged within sixty (60) days.

         7. LATE FEES. If the principal balance and accrued interest on this Note are not paid in full at the Maturity Date, then the Company shall immediately upon demand pay to the holder a late charge equal to ten percent (10%) of the entire amount of principal and/or accrued interest unpaid as of the Maturity Date. If the principal balance and accrued interest on this Note are not paid in full before March 31, 1999, then the Company shall immediately upon demand pay to the Holder an additional late charge equal to ten percent (10%) of the entire amount of principal and/or accrued interest unpaid as of March 30, 1999. Such late fees shall be paid regardless of whether this Note has been, or could be, declared in default and shall be in addition to all other remedies available to the Holder.

         8. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of Default:

                  (a) specified in clause (c) of Section 6, then the Note shall be automatically accelerated and immediately due and payable at the option of Holder, without notice or demand, and said amount shall accrue interest from the date of default at the rate of seventeen percent (17%) per annum;

                  (b) specified in clauses (a) or (b) of Section 6, then the Holder may declare the Note immediately accelerated, due and payable and said amount shall accrue interest from the date of default at the rate of seventeen percent (17%) per annum; and

                  (c) the Holder shall have all of the rights and remedies, at law and in equity, by statute or otherwise, and no remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in, equity, by statute or otherwise.

         9. CHANGES; PARTIES. This Note can only be changed by an agreement in writing signed by the Company and the Holder. This Note shall inure to the benefit of and be binding upon the Company and the Holder and their respective successors and assigns.

         10. WAIVER OF PRESENTMENT. The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

         11. MAXIMUM RATE OF INTEREST. It is expressly stipulated and agreed to be the intent of the Company and Holder at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Holder to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of this Note or the indebtedness hereunder or if any prepayment by the Company results in the Company's having paid any interest in excess of that permitted by law, then it is the Company's and Holder's express intent that all excess cash amounts theretofore collected by Holder be credited on the principal balance of this Note (or if this Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to collect any unearned interest in the event of acceleration.

          12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year set forth above.


                                      GOLF ONE INDUSTRIES, INC.

                                      By: /s/ Alfonso J. Cervantes
                                          -------------------------------------
                                          Alfonso J. Cervantes
                                          President and Chief Executive Officer

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL AND FROM ATTORNEYS REASONABLY ACCEPTABLE TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

No. 2                                                          November 16, 1998

                             GOLF ONE INDUSTRIES, INC.
                                    15% NOTE

         FOR VALUE RECEIVED. Golf One Industries, Inc., a Delaware corporation (the "Company") hereby promises to pay to the order of Capital Fund Leasing, LLC having and address at 9140 Ravenna Road, Twinsburg, Ohio 44087 (the "Holder"), or registered assigns, the principal sum of One Million Dollars ($1,000,000.00), and to pay interest from the date hereof on the principal sum at the rate of 15% per annum based on a 365-day year, such interest to accrue from the date hereof. The principal and accrued interest shall be paid in full on or before the earlier of (i) the closing of the Company's initial public offering of common stock or (ii) December 31, 1998 ( the "Maturity Date").

         This Note is one of an authorized issue of $2,000,000 aggregate amount of 15% Notes of the Company (collectively, the "Notes") issued pursuant to a Note Purchase Agreement dated as of November 5, 1998 between Company and the Holder (the "Note Purchase Agreement"). The Holder of this Note is entitled to the benefits of the Note Purchased Agreement and to enforce the agreements of the Company contained therein. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Note Purchase Agreement. All payments shall be paid in lawful money of the United States of America at the principal office of the Holder or at such other place as the Holder may designate from time to time in writing to the Company

         1. PREPAYMENT. The Company may prepay and redeem the Notes, at the election of the Company, upon not less than 10 days' notice at any time as a whole only and not in part, at a price equal to the outstanding principal of the Notes together with accrued interest to the redemption date.

         2. [INTENTIONALLY OMITTED]

         3. REGISTRATION. The Company shall maintain at its principal office a register of the Notes and shall record therein the names and addresses of the registered holders of the Notes, the address to which notices are to be sent and the address to which payments are to be made as designated by the registered holder if other than the address of the holder, and the particulars of all transfers, exchanges and replacements of Notes. No transfer of a Note shall be valid unless the registered holder or his or its duly appointed attorney request such transfer to be made on such register, upon surrender thereof for exchange as hereinafter provided, accompanied by an instrument in writing, in form and execution reasonably satisfactory to the Company. Each Note issued hereunder, whether originally or upon transfer, exchange or replacement of a Note, shall be registered on the date of execution thereof by the Company. The registered holder of a Note shall be that person or entity in whose name the Note has been so registered by the Company. A registered holder shall be deemed the owner of a Note for all purposes, and the Company shall not be affected by any notice to the contrary.

         4. TRANSFER AND EXCHANGE. Subject to compliance with the restrictions on transfer set forth in the Note Purchase Agreement, the registered holder of any Note or Notes may, prior to maturity, surrender such Note or Notes at the principal office of the Company for transfer or exchange. Within a reasonable time after notice to the Company from a registered holder of its intention to make such exchange and without expense (other than applicable transfer taxes, if any) to such registered holder, the Company shall issue in exchange therefor another Note or Notes dated the date to which interest has been paid on, and for the unpaid principal amount of, the Note or Notes so surrendered, containing the same provisions and subject to the same terms and conditions as the Note or Notes so surrendered. Subject to the restrictions on transfer set forth in the Note Purchase Agreement, each new Note shall be made payable to such person or entity, as the registered holder of such surrendered Note or Notes may designate. Notes issued upon any transfer or exchange shall be only in authorized denominations, which shall be $20,000.

         5. REPLACEMENT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Note and, if requested by the Company in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Note, the Company will issue a new Note, of like tenor, in the amount of the unpaid principal of such Note, and dated the date to which interest has been paid, in lieu of such lost, stolen, destroyed or mutilated Note.

         6. DEFAULT. The Company shall be in default under this Note upon the occurrence of (i) any of the events specified in Section 6(a) hereof and the failure to cure such default within five (5) days after receipt of written notice thereof from the Holder; (ii) any of the events specified in Section 6(b) hereof and the failure to cure such default within ten(10) days after receipt of written notice thereof from the Holder; or (iii) any of the events specified in
Section 6(c) hereof (any of the foregoing being an "Event of Default"):

                  (a) Failure to make any principal or interest payment required under this Note on the due date of such payment:

                  (b) Any material default, breach or misrepresentation shall occur under the terms and provisions of the Note Purchase Agreement; or

                  (c) Insolvency of, business failure of, or an assignment for the benefit of creditors by or the filing of a petition under bankruptcy, insolvency or debtor's relief law, or for any readjustment of indebtedness, composition or extension by the Company, or commenced against the Company which is not discharged within sixty (60) days.

         7. LATE FEES. If the principal balance and accrued interest on this Note are not paid in full at the Maturity Date, then the Company shall immediately upon demand pay to the holder a late charge equal to ten percent (10%) of the entire amount of principal and/or accrued interest unpaid as of the Maturity Date. If the principal balance and accrued interest on this Note are not paid in full before March 31, 1999, the Company shall immediately upon demand pay to the Holder an additional late charge equal to ten percent (10%) of the entire amount of principal and/or accrued interest unpaid as of March 30, 1999. Such late fees shall be paid regardless of whether this Note has been, or could be, declared in default and shall be in addition to all other remedies available to the Holder.

         8. REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of an Event of
Default:

                  (a) specified in clause (c) of Section 6, the Note shall be automatically accelerated and immediately due and payable at the option of Holder, without notice or demand, and said amount shall accrue interest from the date of default at the rate of seventeen percent (17%) per annum;

                  (b) specified in clauses (a) or (b) of Section 6, then the Holder may declare the Note immediately accelerated, due and payable and said amount shall accrue interest from the date of default at the rate of seventeen percent (17%) per annum: and

                  (c) the Holder shall have all of the rights and remedies, at law and in equity, by statue or otherwise, and no remedy herein conferred upon the Holder is intended to be exclusive of any other remedy and each remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in, equity, by statue or otherwise.

         9. CHANGES; PARTIES. This Note can only be changed by an agreement in writing signed by the Company and the Holder. This Note shall insure to the benefit of and be binding upon the Company and the Holder and their respective successors and assigns.

         10. WAIVER OF PRESENTMENT. The Company hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

         11. MAXIMUM RATE OF INTEREST. It is expressly stipulated and agreed to be the intent of the Company and Holder at all times to comply with the applicable law governing the maximum rate of interest payable on or in connection with all indebtedness and transactions hereunder (or applicable United States federal law to the extent that it permits Holder to contract for, charge, take, reserve or receive a greater amount of interest). If the applicable law is ever judicially interpreted so as to render usurious any amount of money or other consideration called for hereunder, or contracted for, charged, taken, reserved or received with respect to any loan or advance hereunder, or if acceleration of the maturity of this Note or the indebtedness hereunder or if any prepayment by the Company results in the Company's having paid any interest in excess of that permitted by law, then it is the Company's and Holder's express intent that all excess cash amounts theretofore collected by Holder be credited on the principal balance of this Note (or if this Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder. The right to accelerate maturity of this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to collect any unearned interest in the event of acceleration.


         12. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAWS.

         IN WITNESS WHEREOF, the Company has executed this Note as of the day and year set forth above.


                                       GOLF ONE INDUSTRIES, INC.

                                       By: /s/ Alfonso J. Cervantes
                                           ------------------------------
                                           Alfonso J. Cervantes
                                           President and Chief Executive Officer

                             GOLF ONE INDUSTRIES, INC.

                     Certificate of the Chief Executive Officer



         Pursuant to the Note Purchase Agreement dated as of November 5, 1998, the undersigned Chief Executive Officer of Golf One Industries, Inc., a Delaware corporation (the "Company"), hereby certifies that there has been no material negative change in the financial condition of the Company since November 5, 1998.

         IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: November 16, 1998


                                       /s/ Alfonso J. Cervantes, Jr.
                                       ------------------------------------
                                       Alfonso J. Cervantes, Jr.
                                       Chief Executive Officer